UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2008

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Portman Limited ("Portman"), an Australian Company, of which Cleveland-Cliffs Inc owns 80.4 percent, issued the following announcement dated May 9, 2008:

"Portman is pleased to announce an agreement with Polaris Metals NL and Southern Cross Goldfields Limited, whereby Portman obtains non-magnetite iron ore rights to a number of tenements in the Yilgarn region, in exchange for unencumbered access by Polaris to the Bungalbin tenements. Consequently, Portman no longer has any interest in the Helena and Aurora range/Bungalbin Hill areas. This arrangement will permit tenement rationalisation in immediate mining areas, allow Portman to gain additional prospective exploration areas, as well as finally resolve the dispute concerning J4 and J5 deposits."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

May 13, 2008	By:	Traci L. Forrester

Name: Traci L. Forrester
Title: Assistant Secretary